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                                                                EXHIBIT 10.4(vi)


                           SIXTH AMENDMENT AND WAIVER

                  SIXTH AMENDMENT AND WAIVER (this "Amendment"), dated as of August 10, 2001, among AMERICAN LAWYER MEDIA HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN LAWYER MEDIA, INC., a Delaware corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Banks"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, Holdings, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of March 25, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, subject to the terms and conditions set forth herein, the parties hereto agree as follows;

                  NOW, THEREFORE, it is agreed:

I.       Waivers:

                  1. The Banks hereby waive the Event of Default that has arisen under the Credit Agreement solely as a result of the failure of Holdings and the Borrower to comply with Section 8.07 of the Credit Agreement in respect of the Measurement Period ended on June 30, 2001.

                  2. The Banks hereby waive (i) the Event of Default that has arisen under the Credit Agreement solely as a result of the failure of Holdings and the Borrower to comply with Section 8.09 of the Credit Agreement for the period from June 30, 2001 to the Sixth Amendment Effective Date (as hereinafter defined) and (ii) Holdings' and the Borrower's required compliance with such
Section 8.09 for the period from the Sixth Amendment Effective Date through September 29, 2001.

II.      Amendments:

                  1. The definition of "Aggregate Revolving Commitment" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$40,000,000" appearing therein and inserting the amount "$29,000,000" in lieu thereof.

                  2. The definition of "Consolidated EBITDA" appearing in
Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of
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clause (x)(ii) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (x)(iv) immediately after clause (x)(iii) thereof:

                  "and (iv) for any Measurement Period which includes Holdings' fiscal quarter ended on June 30, 2001, up to $1,700,000 of restructuring charges incurred in Holdings' fiscal quarter ended June 30, 2001 to the extent that such restructuring charges were deducted in arriving at Consolidated EBIT for such period".

                  3. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the text thereof and inserting "(Intentionally Omitted)" in lieu thereof.

                  4. Holdings, the Borrower, the Administrative Agent and the Banks acknowledge that, as a result of the amendment referred to in Section II.1 above, each Bank's Revolving Commitment shall be equal to that amount set forth opposite such Bank's name on the signature pages to this Amendment, as such amount may otherwise be further modified from time to time pursuant to the terms of the Credit Agreement.

III.     Miscellaneous:

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Administrative Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. In order to induce the Banks to enter into this Amendment, Holdings and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Sixth Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Sixth Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

                  5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Bank that executes and delivers a signed counterpart of this Amendment to the Administrative Agent on or before 5:00 p.m. (New


                                     - 2 -
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York time) on August 10, 2001, an amendment fee equal to 10 basis points on the amount of each such Bank's Revolving Commitment after giving effect to this Amendment.

                  6. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *





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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  AMERICAN LAWYER MEDIA HOLDINGS, INC.



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  AMERICAN LAWYER MEDIA, INC.



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  BANK OF AMERICA, N.A., as Administrative Agent



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



Revolving Commitment:             BANK OF AMERICA, N.A., as a Bank


$10,875,000                       By:
                                     -------------------------------------------
                                     Name:
                                     Title:
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Revolving Commitment:             FLEET NATIONAL BANK, as a Bank



$10,875,000                       By:
                                     -------------------------------------------
                                  Name:
                                  Title:



Revolving Commitment:             CREDIT LYONNAIS, NEW YORK BRANCH,
                                    as a Bank

$7,250,000

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title: